UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2022

Navitas Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39755	85-2560226
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

3520 Challenger Street,	Torrance,	California	90503-1640
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (844) 654-2642

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

    ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NVTS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This amendment no. 2 on Form 8-K/A is being filed by Navitas Semiconductor Corporation (“Navitas” or the “Company”) to amend Item 9.01 of its current report on Form 8-K, initially filed August 15, 2022, to include full-year 2022 pro forma financial information related to Navitas’ acquisition of GeneSiC Semiconductor Inc. (the “Acquisition”). Financial statements and interim pro forma financial information required by Item 9.01(a) and (b) of Form 8‑K in connection with the Acquisition were not included in the initial report. Rather, as permitted by the instructions to Item 9.01, Navitas filed those financial statements and pro forma financial information by amendment no. 1 on Form 8-K/A, filed October 31, 2022. The additional full-year pro forma financial information included with this amendment supplements but does not otherwise amend the previously filed financial statements and pro forma information.

In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, this amendment sets forth the complete text of Item 9.01 as amended. Except for the additional text describing the full-year pro forma financial information added as Exhibit 99.4, all of the information set forth in Item 9.01 below (including Exhibits 99.1, 99.2 and 99.3) is unchanged from the previous filing.

Except as amended hereby, this amendment does not amend or modify any of the information set forth in the initial Form 8-K filing (including exhibits). Also, except as specifically described herein, this amendment does not describe events occurring after our filing of the initial Form 8‑K, or modify or update disclosures in the initial Form 8-K (including exhibits) affected by such subsequent events. This amendment should be read in conjunction with the initial Form 8-K and our other SEC filings.

Item 9.01. Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

The historical audited balance sheets of GeneSiC as of December 31, 2021 and 2020 and the related audited statements of operations, stockholders’ equity, and cash flows for the years then ended, and the related notes thereto, and the independent auditor’s report, are filed as Exhibit 99.1 to this Form 8-K.

The unaudited condensed balance sheets of GeneSiC as of June 30, 2022 and December 31, 2021 and the related unaudited statements of operations, stockholders’ equity, and cash flows for the six months ended June 30, 2022, and the related notes thereto are filed as Exhibit 99.2 to this Form 8-K.

(b)   Pro Forma Financial Information

The following unaudited pro forma financial information for the Company is filed as Exhibit 99.3 to this Form 8‑K:

•Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2022;
•Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2022;
•Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2021; and
•Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

The following unaudited pro forma financial information for the Company is filed as Exhibit 99.4 to this Form 8‑K:

•Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2022; and
•Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

Cautionary Language Concerning Forward-Looking Statements

The pro forma financial information in Exhibit 99.2 contains forward looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements about the commercial progress and future financial performance of the Company as well as the Acquisition. This pro forma financial information contains forward-looking statements that are based upon management’s current expectations, assumptions, estimates, projections and beliefs. These statements include, but are not limited to, statements regarding our current product offerings and marketing efforts, and the financial impact of the Acquisition. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in or implied by these forward-looking statements. Other risks relating to the Company’s business, including risks that could cause results to differ materially from those projected in such forward-looking statements, are provided in the Company’s annual report on Form 10-K for the year ended December 31, 2022, subsequent quarterly reports on Form 10-Q, especially under the heading “Risk Factors.” The forward-looking statements in this Form 8-K/A speak only as of this date, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

(d)         Exhibits

The following exhibits are filed as part of this Form 8-K:

Exhibit Number	Description
23.1*	Consent of CohnReznick LLP
99.1*	Audited financial statements of GeneSiC Semiconductor Inc. for the years ended December 31, 2021 and 2020
99.2*	Unaudited condensed financial statements of GeneSiC Semiconductor Inc. as of and for the six months ended June 30, 2022
99.3*	Unaudited pro forma condensed combined financial information for Navitas
99.4+	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2022 for Navitas
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Previously filed as part of amendment no. 1 on Form 8-K/A, filed with the SEC on October 31, 2022.
+ Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVITAS SEMICONDUCTOR CORPORATION
Dated: April 13 , 2023
	By:	/s/ Gene Sheridan
Gene Sheridan
President and Chief Executive Officer